Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

September 2014

Table of Contents

Quarterly Key Statistics	1

Year To Date Key Statistics	2

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin—Interest Income / Expense	8

Consolidated Quarterly Net Interest Margin—Yield	9

Selected Quarterly Income Statement Data	10

Quarterly Mortgage Banking Income	11

Quarterly Credit Reserves Analysis	12

Quarterly Net Charge-Off Analysis	13

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	14

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	15

Quarterly Common Stock Summary, Capital, and Other Data	16

Consolidated Year To Date Average Balance Sheets	17

Consolidated Year To Date Net Interest Margin—Interest Income / Expense	18

Consolidated Year To Date Net Interest Margin—Yield	19

Selected Year To Date Income Statement Data	20

Year To Date Mortgage Banking Income	21

Year To Date Credit Reserves Analysis	22

Year To Date Net Charge-Off Analysis	23

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	24

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans	25

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure. Basel III Tier 1 common capital ratio estimates are based on management’s current interpretation, expectations, and understanding of the final U.S. Basel III rules adopted by the Federal Reserve Board and released on July 2, 2013.

Huntington Bancshares Incorporated

Quarterly Key Statistics

(Unaudited)

	2014		2013	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Third	Second	Third	2Q14	3Q13
Net interest income	$466,335	$460,048	$424,852	1%	10%
Provision for credit losses	24,480	29,385	11,400	(17)	115
Noninterest income	247,349	250,067	253,767	(1)	(3)
Noninterest expense	480,318	458,636	423,336	5	13

Income before income taxes	208,886	222,094	243,883	(6)	(14)
Provision for income taxes	53,870	57,475	65,047	(6)	(17)

Net income	$155,016	$164,619	$178,836	(6)%	(13)%

Dividends on preferred shares	7,964	7,963	7,967	—	—

Net income applicable to common shares	$147,052	$156,656	$170,869	(6)%	(14)%

Net income per common share—diluted	$0.18	$0.19	$0.20	(5)%	(10)%
Cash dividends declared per common share	0.05	0.05	0.05	—	—
Book value per common share at end of period	7.24	7.17	6.70	1	8
Tangible book value per common share at end of period	6.53	6.48	6.09	1	7
Average common shares—basic	816,497	821,546	830,398	(1)	(2)
Average common shares—diluted	829,623	834,687	841,025	(1)	(1)
Return on average assets	0.97%	1.07%	1.27%
Return on average common shareholders’ equity	9.9	10.8	12.3
Return on average tangible common shareholders’ equity(2)	11.4	12.4	14.2
Net interest margin(3)	3.20	3.28	3.34
Efficiency ratio(4)	65.3	62.7	60.3
Noninterest Income/Total Revenue	34.3	34.9	36.7
Effective tax rate	25.8	25.9	26.7
Average loans and leases	$46,112,829	$45,023,793	$41,994,204	2	10
Average loans and leases—linked quarter annualized growth rate	9.7%	14.7%	6.9%
Average earning assets	$58,707,474	$57,076,706	$51,247,215	3	15
Average total assets	63,472,782	61,830,210	55,914,791	3	14
Average core deposits(5)	46,118,771	45,611,033	43,773,153	1	5
Average core deposits—linked quarter annualized growth rate	4.5%	3.7%	—%
Average shareholders’ equity	$6,292,157	$6,227,809	$5,879,479	1	7
Total assets at end of period	64,330,629	63,797,113	56,638,732	1	14
Total shareholders’ equity at end of period	6,284,210	6,240,791	5,952,060	1	6
Net charge-offs (NCOs)	30,023	28,643	55,742	5	(46)
NCOs as a % of average loans and leases	0.26%	0.25%	0.53%
Nonaccrual loans and leases (NALs)	$325,765	$324,957	$333,106	—	(2)
NAL ratio	0.70%	0.71%	0.78%
Nonperforming assets (NPAs)(6)	$364,475	$362,092	$374,260	1	(3)
NPA ratio(6)	0.78%	0.79%	0.88%	(1)	(11)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.35	1.38	1.57
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.47	1.50	1.72
ACL as a % of NALs	211	213	220
ACL as a % of NPAs	188	191	196
Tier 1 leverage ratio(7)	9.83	10.01	10.85
Tier 1 common risk-based capital ratio(7)	10.31	10.26	10.85
Tier 1 risk-based capital ratio(7)	11.61	11.56	12.36
Total risk-based capital ratio(7)	13.72	13.67	14.67
Tangible common equity / tangible assets ratio(8)	8.35	8.38	9.01

See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated

Year To Date Key Statistics(1)

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2014	2013	Amount	Percent
Net interest income	$1,363,889	$1,273,959	$89,930	7%
Provision for credit losses	78,495	65,714	12,781	19
Noninterest income	745,901	762,304	(16,403)	(2)
Noninterest expense	1,399,075	1,311,994	87,081	7

Income before income taxes	632,220	658,555	(26,335)	(4)
Provision for income taxes	163,442	175,445	(12,003)	(7)

Net Income	$468,778	$483,110	$(14,332)	(3)%

Dividends on preferred shares	23,891	23,904	(13)	—

Net income applicable to common shares	$444,887	$459,206	$(14,319)	(3)%

Net income per common share—diluted	$0.53	$0.54	$(0.01)	(2)%
Cash dividends declared per common share	0.15	0.14	0.01	7
Average common shares—basic	820,884	835,410	(14,526)	(2)
Average common shares—diluted	833,927	844,524	(10,597)	(1)
Return on average assets	1.02%	1.16%
Return on average common shareholders’ equity	10.2	11.2
Return on average tangible common shareholders’ equity(2)	11.7	12.9
Net interest margin(3)	3.25	3.38
Efficiency ratio(4)	64.7	62.3
Noninterest Income/Total Revenue	35.0	37.1
Effective tax rate	25.9	26.6
Average loans and leases	$44,863,177	$41,383,537	$3,479,640	8%
Average earning assets	56,928,862	51,122,168	5,806,693	11
Average total assets	61,679,006	55,844,746	5,834,260	10
Average core deposits(5)	45,644,852	43,719,823	1,925,028	4
Average shareholders’ equity	6,234,686	5,867,457	367,228	6
Net charge-offs (NCOs)	101,652	142,219	(40,567)	(29)
NCOs as a % of average loans and leases	0.30%	0.46%	(0.16)	(34)

See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	September 30, 2014, figures are estimated.

(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2014	2013		Percent Changes vs.
(dollar amounts in thousands, except number of shares)	September 30,	December 31,	September 30,	4Q13	3Q13
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$879,862	$1,001,132	$1,107,658	(12)%	(21)%
Interest-bearing deposits in banks	72,898	57,043	63,100	28	16
Trading account securities	66,460	35,573	74,167	87	(10)
Loans held for sale	410,932	326,212	345,621	26	19
Available-for-sale and other securities	8,721,804	7,308,753	6,446,681	19	35
Held-to-maturity securities	3,496,493	3,836,667	2,236,121	(9)	56
Loans and leases(1)	46,723,374	43,120,500	42,555,833	8	10
Allowance for loan and lease losses	(631,036)	(647,870)	(666,030)	(3)	(5)

Net loans and leases	46,092,338	42,472,630	41,889,803	9	10

Bank owned life insurance	1,703,692	1,647,170	1,633,247	3	4
Premises and equipment	613,214	634,657	639,632	(3)	(4)
Goodwill	522,541	444,268	444,268	18	18
Other intangible assets	85,324	93,193	103,512	(8)	(18)
Accrued income and other assets	1,665,071	1,609,876	1,654,922	3	1

Total assets	$64,330,629	$59,467,174	$56,638,732	8%	14%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$50,129,837	$47,506,718	$46,564,046	6%	8%
Short-term borrowings	1,530,938	552,143	660,932	177	132
Federal Home Loan Bank advances	1,658,112	1,808,293	333,352	(8)	397
Other long-term debt	2,590,212	1,349,119	904,668	92	186
Subordinated notes	976,264	1,100,860	1,111,598	(11)	(12)
Accrued expenses and other liabilities	1,161,056	1,059,888	1,112,076	10	4

Total liabilities	58,046,419	53,377,021	50,686,672	9	15

Shareholder’s equity
Preferred stock—authorized 6,617,808 shares- Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock—Par value of $0.01	8,161	8,322	8,315	(2)	(2)
Capital surplus	7,243,879	7,398,515	7,387,033	(2)	(2)
Less treasury shares, at cost	(12,938)	(9,643)	(10,893)	34	19
Accumulated other comprehensive loss	(182,016)	(214,009)	(230,767)	(15)	(21)
Retained earnings	(1,159,168)	(1,479,324)	(1,587,920)	(22)	(27)

Total shareholders’ equity	6,284,210	6,090,153	5,952,060	3	6

Total liabilities and shareholders’ equity	$64,330,629	$59,467,174	$56,638,732	8%	14%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	816,091,946	832,217,098	831,516,546
Common shares outstanding	814,453,953	830,963,427	830,144,646
Treasury shares outstanding	1,637,993	1,253,671	1,371,900
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

(Unaudited)

	2014						2013
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$18,791	40%	$18,899	41%	$18,046	41%	$17,594	41%	$17,335	41%
Commercial real estate:
Construction	850	2	757	2	692	2	557	1	544	1
Commercial	4,141	9	4,233	9	4,339	10	4,293	10	4,328	10

Commercial real estate	4,991	11	4,990	11	5,031	12	4,850	11	4,872	11

Total commercial	23,782	51	23,889	52	23,077	53	22,444	52	22,207	52

Consumer:
Automobile	8,322	18	7,686	17	6,999	16	6,639	15	6,317	15
Home equity	8,436	18	8,405	18	8,373	19	8,336	19	8,347	20
Residential mortgage	5,788	12	5,707	12	5,542	12	5,321	12	5,307	12
Other consumer	395	1	393	1	363	—	380	2	378	1

Total consumer	22,941	49	22,191	48	21,277	47	20,676	48	20,349	48

Total loans and leases	$46,723	100%	$46,080	100%	$44,354	100%	$43,120	100%	$42,556	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$13,136	28%	$13,096	29%	$13,027	29%	$12,710	30%	$12,639	30%
Commercial Banking	11,919	26	11,846	26	10,962	25	10,735	25	10,988	26
AFCRE	15,229	33	14,762	32	14,125	32	13,568	31	12,841	30
RBHPCG	2,938	6	2,883	6	2,875	7	2,850	7	2,833	7
Home Lending	3,372	7	3,366	7	3,229	7	3,206	7	3,214	8
Treasury / Other	129	—	127	—	136	—	51	—	41	—

Total loans and leases	$46,723	100%	$46,080	100%	$44,354	100%	$43,120	100%	$42,556	100%

	2014					2013
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:(2)
Retail and Business Banking	$13,100	28%	$13,040	29%	$12,807	29%	$12,675	29%	$12,589	30%
Commercial Banking	11,702	25	11,292	25	10,861	25	11,122	26	10,780	26
AFCRE	14,926	32	14,460	32	13,679	32	13,216	31	12,558	30
RBHPCG	2,901	8	2,879	7	2,840	7	2,835	7	2,825	7
Home Lending	3,377	7	3,289	7	3,198	7	3,223	7	3,184	8
Treasury / Other	107	—	63	—	38	—	68	—	58	—

Total loans and leases	$46,113	100%	$45,023	100%	$43,423	100%	$43,139	100%	$41,994	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Deposits Composition

(Unaudited)

	2014						2013
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
Ending Balances by Type:
Demand deposits—noninterest-bearing	$14,754	29%	$14,151	29%	$14,314	29%	$13,650	29%	$13,421	29%
Demand deposits—interest-bearing	6,052	12	5,921	12	5,970	12	5,880	12	5,856	13
Money market deposits	18,174	36	17,563	36	17,693	36	17,213	36	16,212	34
Savings and other domestic deposits	5,038	10	5,036	10	5,115	10	4,871	10	4,946	11
Core certificates of deposit	3,150	6	3,272	7	3,557	7	3,723	8	4,108	9

Total core deposits	47,168	93	45,943	94	46,649	94	45,337	95	44,543	96
Other domestic deposits of $250,000 or more	202	1	241	—	289	1	274	1	268	1
Brokered deposits and negotiable CDs	2,357	5	2,198	5	2,074	4	1,580	3	1,366	3
Deposits in foreign offices	402	1	367	1	337	1	316	1	387	—

Total deposits	$50,129	100%	$48,749	100%	$49,349	100%	$47,507	100%	$46,564	100%

Total core deposits:
Commercial	$21,753	46%	$20,629	45%	$20,507	44%	$19,982	44%	$19,526	44%
Consumer	25,415	54	25,314	55	26,142	56	25,355	56	25,017	56

Total core deposits	$47,168	100%	$45,943	100%	$46,649	100%	$45,337	100%	$44,543	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$29,265	58%	$28,836	59%	$29,370	60%	$28,294	60%	$28,163	61%
Commercial Banking	10,791	22	9,793	20	10,217	21	10,188	21	9,969	21
AFCRE	1,362	3	1,457	3	1,203	2	1,171	2	1,125	2
RBHPCG	5,898	11	6,124	12	6,267	12	6,094	13	5,876	13
Home Lending	269	1	284	1	281	1	330	1	278	1
Treasury / Other(1)	2,544	5	2,255	5	2,011	4	1,430	3	1,153	2

Total deposits	$50,129	100%	$48,749	100%	$49,349	100%	$47,507	100%	$46,564	100%

	2014						2013
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:(2)
Retail and Business Banking	$28,865	59%	$29,108	60%	$28,633	60%	$28,424	61%	$28,156	61%
Commercial Banking	10,248	21	9,780	20	10,060	21	9,861	21	9,604	21
AFCRE	1,285	2	1,183	2	1,142	2	1,114	2	1,064	2
RBHPCG	5,958	12	5,859	12	5,906	12	5,937	13	5,535	12
Home Lending	294	1	296	1	257	1	293	1	335	1
Treasury / Other(1)	2,328	5	2,032	4	1,591	3	1,145	2	1,276	3

Total deposits	$48,978	100%	$48,258	100%	$47,589	100%	$46,774	100%	$45,970	100%

(1)	Comprised primarily of national market deposits.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2014			2013		Percent Changes vs.
(dollar amounts in millions)	Third	Second	First	Fourth	Third	2Q14	3Q13
Assets
Interest-bearing deposits in banks	$82	$91	$83	$71	$54	(10)%	52%
Loans held for sale	351	288	279	322	379	22	(7)
Securities:
Available-for-sale and other securities:
Taxable	6,935	6,662	6,240	5,818	6,040	4	15
Tax-exempt	1,620	1,290	1,115	548	565	26	187

Total available-for-sale and other securities	8,555	7,952	7,355	6,366	6,605	8	30
Trading account securities	50	45	38	76	76	11	(34)
Held-to-maturity securities—taxable	3,556	3,677	3,783	3,038	2,139	(3)	66

Total securities	12,161	11,674	11,176	9,480	8,820	4	38

Loans and leases:(1)
Commercial:
Commercial and industrial	18,581	18,262	17,631	17,671	17,032	2	9
Commercial real estate:
Construction	775	702	612	573	565	10	37
Commercial	4,188	4,345	4,289	4,331	4,345	(4)	(4)

Commercial real estate	4,963	5,047	4,901	4,904	4,910	(2)	1

Total commercial	23,544	23,309	22,532	22,575	21,942	1	7

Consumer:
Automobile	8,012	7,349	6,786	6,502	6,075	9	32
Home equity	8,412	8,376	8,340	8,346	8,341	—	1
Residential mortgage	5,747	5,608	5,379	5,331	5,256	2	9
Other consumer	398	382	386	385	380	4	5

Total consumer	22,569	21,715	20,891	20,564	20,052	4	13

Total loans and leases	46,113	45,024	43,423	43,139	41,994	2	10
Allowance for loan and lease losses	(633)	(642)	(649)	(668)	(717)	(1)	(12)

Net loans and leases	45,480	44,382	42,774	42,471	41,277	2	10

Total earning assets	58,707	57,077	54,961	53,012	51,247	3	15

Cash and due from banks	887	872	904	846	944	2	(6)
Intangible assets	583	591	535	542	552	(1)	6
All other assets	3,929	3,932	3,941	3,917	3,889	—	1

Total assets	$63,473	$61,830	$59,692	$57,649	$55,915	3%	14%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$14,090	$13,466	$13,192	$13,337	$13,088	5%	8%
Demand deposits—interest-bearing	5,913	5,945	5,775	5,755	5,763	(1)	3

Total demand deposits	20,003	19,411	18,967	19,092	18,851	3	6
Money market deposits	17,929	17,680	17,648	16,827	15,739	1	14
Savings and other domestic deposits	5,020	5,086	4,967	4,912	5,007	(1)	—
Core certificates of deposit	3,167	3,434	3,613	3,916	4,176	(8)	(24)

Total core deposits	46,119	45,611	45,195	44,747	43,773	1	5
Other domestic deposits of $250,000 or more	223	262	284	275	268	(15)	(17)
Brokered deposits and negotiable CDs	2,262	2,070	1,782	1,398	1,553	9	46
Deposits in foreign offices	374	315	328	354	376	19	(1)

Total deposits	48,978	48,258	47,589	46,774	45,970	1	7
Short-term borrowings	1,092	939	883	629	710	16	54
Federal Home Loan Bank advances	2,489	1,977	1,499	851	549	26	353
Subordinated notes and other long-term debt	3,579	3,395	2,503	2,244	1,753	5	104

Total interest-bearing liabilities	42,048	41,103	39,282	37,161	35,894	2	17

All other liabilities	1,043	1,033	1,035	1,095	1,054	1	(1)
Shareholders’ equity	6,292	6,228	6,183	6,056	5,879	1	7

Total liabilities and shareholders’ equity	$63,473	$61,830	$59,692	$57,649	$55,915	3%	14%

(1)	Includes Nonaccrual Loans

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2014			2013
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	$39	$8	$6	$7	$9
Loans held for sale	3,487	3,072	2,603	3,586	3,699
Securities:
Available-for-sale and other securities:
Taxable	43,066	42,027	38,456	34,554	35,280
Tax-exempt	12,245	10,161	8,438	8,696	5,700

Total available-for-sale and other securities	55,311	52,188	46,894	43,250	40,980
Trading account securities	107	79	107	79	43
Held-to-maturity securities—taxable	21,777	22,614	23,320	18,379	12,220

Total securities	77,195	74,881	70,321	61,708	53,243

Loans and leases:
Commercial:
Commercial and industrial	163,765	161,173	157,016	159,686	160,285
Commercial real estate:
Construction	8,673	7,599	6,108	5,916	5,650
Commercial	38,542	45,690	41,171	43,905	45,525

Commercial real estate	47,215	53,289	47,279	49,821	51,175

Total commercial	210,980	214,462	204,295	209,507	211,460

Consumer:
Automobile	68,786	63,543	59,153	60,080	58,216
Home equity	86,372	86,099	84,634	86,460	86,131
Residential mortgage	54,352	52,896	50,834	50,225	50,111
Other consumer	7,355	6,998	6,494	6,447	6,677

Total consumer	216,865	209,536	201,115	203,212	201,135

Total loans and leases	427,845	423,998	405,410	412,719	412,595

Total earning assets	$508,566	$501,959	$478,340	$478,020	$469,546

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	601	571	512	630	636

Total demand deposits	601	571	512	630	636
Money market deposits	10,407	10,548	10,940	11,296	10,211
Savings and other domestic deposits	2,050	2,179	2,459	2,925	3,134
Core certificates of deposit	5,909	6,938	8,387	10,330	11,094

Total core deposits	18,967	20,236	22,298	25,181	25,075
Other domestic deposits of $250,000 or more	246	281	289	271	300
Brokered deposits and negotiable CDs	1,126	1,228	1,246	1,385	2,145
Deposits in foreign offices	121	102	104	122	136

Total deposits	20,460	21,847	23,937	26,959	27,656
Short-term borrowings	292	270	150	129	158
Federal Home Loan Bank advances	982	621	453	306	197
Subordinated notes and other long-term debt	12,991	12,536	10,409	11,781	10,049

Total interest bearing liabilities	34,725	35,274	34,949	39,175	38,060

Net interest income	$473,841	$466,685	$443,391	$438,845	$431,486

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Yield

(Unaudited)

	Average Rates (2)
	2014			2013
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	0.19%	0.04%	0.03%	0.04%	0.07%
Loans held for sale	3.98	4.27	3.74	4.46	3.89
Securities:
Available-for-sale and other securities:
Taxable	2.48	2.52	2.47	2.38	2.34
Tax-exempt	3.02	3.15	3.03	6.34	4.04

Total available-for-sale and other securities	2.59	2.63	2.55	2.72	2.48
Trading account securities	0.85	0.70	1.12	0.42	0.23
Held-to-maturity securities—taxable	2.45	2.46	2.47	2.42	2.29

Total securities	2.54	2.57	2.52	2.60	2.41
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.45	3.49	3.56	3.54	3.68
Commercial real estate:
Construction	4.38	4.29	3.99	4.04	3.91
Commercial	3.60	4.16	3.84	3.97	4.10

Commercial real estate	3.72	4.17	3.86	3.98	4.08

Total commercial	3.51	3.64	3.63	3.63	3.77

Consumer:
Automobile	3.41	3.47	3.54	3.67	3.80
Home equity	4.07	4.12	4.12	4.11	4.10
Residential mortgage	3.78	3.77	3.78	3.77	3.81
Other consumer	7.31	7.34	6.82	6.64	6.98

Total consumer	3.82	3.87	3.89	3.93	3.99

Total loans and leases	3.66	3.75	3.75	3.77	3.87

Total earning assets	3.44%	3.53%	3.53%	3.58%	3.64%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.04	0.04	0.04

Total demand deposits	0.01	0.01	0.01	0.01	0.01
Money market deposits	0.23	0.24	0.25	0.27	0.26
Savings and other domestic deposits	0.16	0.17	0.20	0.24	0.25
Core certificates of deposit	0.74	0.81	0.94	1.05	1.05

Total core deposits	0.23	0.25	0.28	0.32	0.32
Other domestic deposits of $250,000 or more	0.44	0.43	0.41	0.39	0.44
Brokered deposits and negotiable CDs	0.20	0.24	0.28	0.39	0.55
Deposits in foreign offices	0.13	0.13	0.13	0.14	0.14

Total deposits	0.23	0.25	0.28	0.32	0.33
Short-term borrowings	0.11	0.12	0.07	0.08	0.09
Federal Home Loan Bank advances	0.15	0.12	0.12	0.14	0.14
Subordinated notes and other long-term debt	1.45	1.48	1.66	2.10	2.29

Total interest-bearing liabilities	0.33	0.34	0.36	0.42	0.42

Net interest rate spread	3.11	3.19	3.17	3.16	3.22
Impact of noninterest-bearing funds on margin	0.09	0.09	0.10	0.12	0.12

Net interest margin	3.20%	3.28%	3.27%	3.28%	3.34%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates (2)
	2014			2013
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	3.30%	3.42%	3.37%	3.39%	3.50%
Impact of commercial loan derivatives	0.20	0.22	0.25	0.24	0.27

Total commercial—as reported	3.51%	3.64%	3.63%	3.63%	3.77%

Average 30 day LIBOR	0.15%	0.15%	0.16%	0.17%	0.19%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2014			2013
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third
Interest income	$501,060	$495,322	$472,455	$469,824	$462,912
Interest expense	34,725	35,274	34,949	39,175	38,060

Net interest income	466,335	460,048	437,506	430,649	424,852
Provision for credit losses	24,480	29,385	24,630	24,331	11,400

Net interest income after provision for credit losses	441,855	430,663	412,876	406,318	413,452

Service charges on deposit accounts	69,118	72,633	64,582	69,992	72,918
Mortgage banking income	25,051	22,717	23,089	24,327	23,621
Trust services	28,045	29,581	29,565	30,711	30,470
Electronic banking	27,275	26,491	23,642	24,251	24,282
Insurance income	16,729	15,996	16,496	15,556	17,269
Brokerage income	17,155	17,905	17,167	15,151	16,636
Bank owned life insurance income	14,888	13,865	13,307	13,816	13,740
Capital markets fees	10,246	10,500	9,194	12,332	12,825
Gain on sale of loans	8,199	3,914	3,570	7,144	5,063
Securities gains (losses)	198	490	16,970	1,239	98
Other income	30,445	35,975	30,903	35,373	36,845

Total noninterest income	247,349	250,067	248,485	249,892	253,767

Personnel costs	275,409	260,600	249,477	249,554	229,326
Outside data processing and other services	53,073	54,338	51,490	51,071	49,313
Net occupancy	34,405	28,673	33,433	31,983	35,591
Equipment	30,183	28,749	28,750	28,775	28,191
Marketing	12,576	14,832	10,686	13,704	12,271
Deposit and other insurance expense	11,628	10,599	13,718	10,056	11,155
Amortization of intangibles	9,813	9,520	9,291	10,320	10,362
Professional services	13,763	17,896	12,231	11,567	12,487
Other expense	39,468	33,429	51,045	38,979	34,640

Total noninterest expense	480,318	458,636	460,121	446,009	423,336

Income before income taxes	208,886	222,094	201,240	210,201	243,883
Provision for income taxes	53,870	57,475	52,097	52,029	65,047

Net income	$155,016	$164,619	$149,143	$158,172	$178,836

Dividends on preferred shares	7,964	7,963	7,964	7,965	7,967

Net income applicable to common shares	$147,052	$156,656	$141,179	$150,207	$170,869

Average common shares—basic	816,497	821,546	829,659	830,590	830,398
Average common shares—diluted	829,623	834,687	842,677	842,324	841,025
Per common share
Net income—basic	$0.18	$0.19	$0.17	$0.18	$0.21
Net income—diluted	0.18	0.19	0.17	0.18	0.20
Cash dividends declared	0.05	0.05	0.05	0.05	0.05
Revenue—fully-taxable equivalent (FTE)
Net interest income	$466,335	$460,048	$437,506	$430,649	$424,852
FTE adjustment	7,506	6,637	5,885	8,196	6,634

Net interest income(2)	473,841	466,685	443,391	438,845	431,486
Noninterest income	247,349	250,067	248,485	249,892	253,767

Total revenue(2)	$721,190	$716,752	$691,876	$688,737	$685,253

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2014			2013		Percent Changes vs.
(dollar amounts in thousands, except as noted)	Third	Second	First	Fourth	Third	2Q14	3Q13
Mortgage banking income
Origination and secondary marketing	$15,546	$14,289	$14,497	$14,201	$15,568	9%	—%
Servicing fees	10,786	10,873	10,939	10,809	10,868	(1)	(1)
Amortization of capitalized servicing	(6,119)	(5,951)	(5,982)	(6,062)	(6,783)	3	(10)
Other mortgage banking income	4,075	4,212	3,535	3,397	3,685	(3)	11

Subtotal	24,288	23,423	22,989	22,345	23,338	4	4
MSR valuation adjustment(1)	989	(3,046)	(1,597)	3,458	173	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(226)	2,340	1,697	(1,476)	110	N.R.	N.R.

Total mortgage banking income	$25,051	$22,717	$23,089	$24,327	$23,621	10%	6%

Mortgage originations (in millions)	$997	$982	$657	$841	$1,176	2%	(15)%
Capitalized mortgage servicing rights(2)	161,900	159,860	163,279	162,301	158,776	1	2
Total mortgages serviced for others (in millions)(2)	15,593	15,560	15,614	15,239	15,231	—	2
MSR% of investor servicing portfolio(2)	1.04%	1.03%	1.05%	1.07%	1.04%	1	—

Net impact of MSR hedging
MSR valuation adjustment(1)	$989	$(3,046)	$(1,597)	$3,458	$173	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(226)	2,340	1,697	(1,476)	110	N.R.	N.R.

Net gain (loss) of MSR hedging	$763	$(706)	$100	$1,982	$283	N.R.	N.R.

N.R. - Not relevant, as denominator of calculation is a gain/loss in prior period compared with a loss/gain in the current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2014			2013
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Allowance for loan and lease losses, beginning of period	$635,101	$631,918	$647,870	$666,030	$733,076
Loan and lease losses	(58,511)	(58,827)	(73,011)	(73,684)	(85,252)
Recoveries of loans previously charged off	28,488	30,184	30,025	27,237	29,510

Net loan and lease losses	(30,023)	(28,643)	(42,986)	(46,447)	(55,742)

Provision for loan and lease losses	25,958	31,826	28,161	28,289	(11,234)
Allowance of assets sold or transferred to loans held for sale	—	—	(1,127)	(2)	(70)

Allowance for loan and lease losses, end of period	$631,036	$635,101	$631,918	$647,870	$666,030

Allowance for unfunded loan commitments and letters of credit, beginning of period	$56,927	$59,368	$62,899	$66,857	$44,223
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(1,478)	(2,441)	(3,531)	(3,958)	22,634

Allowance for unfunded loan commitments and letters of credit, end of period	$55,449	$56,927	$59,368	$62,899	$66,857

Total allowance for credit losses, end of period	$686,485	$692,028	$691,286	$710,769	$732,887

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.35%	1.38%	1.42%	1.50%	1.57%
Nonaccrual loans and leases (NALs)	194	195	193	201	200
Nonperforming assets (NPAs)	173	175	174	184	178
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.47%	1.50%	1.56%	1.65%	1.72%
Nonaccrual loans and leases	211	213	211	221	220
Nonperforming assets	188	191	191	202	196

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2014			2013
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$12,587	$10,597	$8,606	$9,826	$1,661
Commercial real estate:
Construction	2,171	(171)	918	(88)	6,165
Commercial	(8,178)	(2,020)	(1,905)	(2,783)	6,398

Commercial real estate	(6,007)	(2,191)	(987)	(2,871)	12,563

Total commercial	6,580	8,406	7,619	6,955	14,224

Consumer:
Automobile	3,976	2,926	4,642	3,759	2,721
Home equity	6,448	8,491	15,687	20,451	27,175
Residential mortgage	5,428	3,406	7,859	7,605	4,789
Other consumer	7,591	5,414	7,179	7,677	6,833

Total consumer	23,443	20,237	35,367	39,492	41,518

Total net charge-offs	$30,023	$28,643	$42,986	$46,447	$55,742

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.27%	0.23%	0.20%	0.22%	0.04%
Commercial real estate:
Construction	1.12	(0.10)	0.60	(0.06)	4.36
Commercial	(0.78)	(0.19)	(0.18)	(0.26)	0.59

Commercial real estate	(0.48)	(0.17)	(0.08)	(0.23)	1.02

Total commercial	0.11	0.14	0.14	0.12	0.26

Consumer:
Automobile	0.20	0.16	0.27	0.23	0.18
Home equity	0.31	0.41	0.75	0.98	1.30
Residential mortgage	0.38	0.24	0.58	0.57	0.36
Other consumer	7.61	5.66	7.44	7.98	7.19

Total consumer	0.42	0.37	0.68	0.77	0.83

Net charge-offs as a % of average loans	0.26%	0.25%	0.40%	0.43%	0.53%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2014			2013
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$90,265	$75,274	$57,053	$56,615	$68,034
Commercial real estate	59,812	65,398	71,344	73,417	80,295
Automobile	4,834	4,384	6,218	6,303	5,972
Residential mortgage	98,139	110,635	121,681	119,532	116,260
Home equity	72,715	69,266	70,862	66,189	62,545

Total nonaccrual loans and leases	325,765	324,957	327,158	322,056	333,106
Other real estate, net:
Residential	30,661	31,761	30,581	23,447	16,610
Commercial	5,609	2,934	5,110	4,217	12,544

Total other real estate, net	36,270	34,695	35,691	27,664	29,154
Other NPAs (1)	2,440	2,440	2,440	2,440	12,000

Total nonperforming assets	$364,475	$362,092	$365,289	$352,160	$374,260

Nonaccrual loans and leases as a % of total loans and leases	0.70%	0.71%	0.74%	0.75%	0.78%
NPA ratio(2)	0.78	0.79	0.82	0.82	0.88
(NPA+90days)/(Loan+OREO)(3)	1.08	1.08	1.17	1.20	1.29

	2014			2013
	Third	Second	First	Fourth	Third
Nonperforming assets, beginning of period	$362,092	$365,289	$352,160	$374,260	$396,699
New nonperforming assets	102,834	123,601	117,804	109,454	139,767
Returns to accruing status	(24,884)	(23,000)	(9,333)	(12,367)	(31,293)
Loan and lease losses	(36,387)	(54,646)	(47,596)	(55,750)	(65,823)
Payments	(29,121)	(41,947)	(39,233)	(51,323)	(61,116)
Sales	(10,059)	(7,205)	(8,513)	(12,114)	(3,974)

Nonperforming assets, end of period	$364,475	$362,092	$365,289	$352,160	$374,260

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2014			2013
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$7,458	$9,977	$11,554	$14,562	$19,217
Commercial real estate	26,285	27,267	36,711	39,142	44,026
Automobile	4,827	2,895	4,252	5,055	3,599
Residential mortgage (excluding loans guaranteed by the U.S. Government)	33,331	29,709	29,534	2,469	13,978
Home equity	14,809	14,912	15,494	13,983	13,044
Other consumer	638	607	867	998	1,102

Total, excl. loans guaranteed by the U.S. Government	87,348	85,367	98,412	76,209	94,966
Add: loans guaranteed by U.S. Government	54,778	51,641	56,484	87,985	81,770

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$142,126	$137,008	$154,896	$164,194	$176,736

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.19%	0.22%	0.18%	0.22%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.11	0.13	0.20	0.20
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.30	0.30	0.35	0.38	0.42
Accruing troubled debt restructured loans:
Commercial and industrial	$83,026	$90,604	$102,970	$83,857	$85,687
Commercial real estate	186,542	212,736	210,876	204,668	204,597
Automobile	31,480	31,833	27,393	30,781	30,981
Home equity	229,500	221,539	202,044	188,266	153,591
Residential mortgage	271,762	289,239	284,194	305,059	300,809
Other consumer	3,313	3,496	1,727	1,041	959

Total accruing troubled debt restructured loans	$805,623	$849,447	$829,204	$813,672	$776,624

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$19,110	$6,677	$7,197	$7,291	$8,643
Commercial real estate	27,980	24,396	27,972	23,981	22,695
Automobile	4,817	4,287	5,676	6,303	5,972
Home equity	25,149	22,264	20,992	20,715	11,434
Residential mortgage	72,729	81,546	84,441	82,879	77,525
Other consumer	74	120	120	—	—

Total nonaccruing troubled debt restructured loans	$149,859	$139,290	$146,398	$141,169	$126,269

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2014			2013
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third
Common stock price, per share
High(1)	$10.300	$10.290	$10.010	$9.730	$8.780
Low(1)	9.290	8.890	8.720	8.040	7.900
Close	9.730	9.540	9.970	9.650	8.260
Average closing price	9.790	9.406	9.499	8.982	8.445
Dividends, per share
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05

Common shares outstanding
Average—basic	816,497	821,546	829,659	830,590	830,398
Average—diluted	829,623	834,687	842,677	842,324	841,025
Ending	814,454	817,002	827,772	830,963	830,145
Book value per common share	$7.24	$7.17	$6.99	$6.86	$6.70
Tangible book value per common share(2)	6.53	6.48	6.31	6.26	6.09
Common share repurchases
Number of shares repurchased	5,438	12,095	14,571	—	1,974

	2014			2013
(dollar amounts in millions)	September 30,	June 30,	March 31,	December 31,	September 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,284	$6,241	$6,176	$6,090	$5,952
Less: goodwill	(523)	(505)	(505)	(444)	(444)
Less: other intangible assets	(85)	(81)	(91)	(93)	(104)
Add: related deferred tax liability(2)	30	28	32	33	36

Total tangible equity	5,706	5,683	5,612	5,586	5,440
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,320	$5,297	$5,226	$5,200	$5,054

Total assets	$64,331	$63,797	$61,146	$59,467	$56,639
Less: goodwill	(523)	(505)	(505)	(444)	(444)
Less: other intangible assets	(85)	(81)	(91)	(93)	(104)
Add: related deferred tax liability(2)	30	28	32	33	36

Total tangible assets	$63,753	$63,239	$60,582	$58,963	$56,127

Tangible equity / tangible asset ratio	8.95%	8.99%	9.26%	9.47%	9.69%
Tangible common equity / tangible asset ratio	8.35	8.38	8.63	8.82	9.01
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$6,180	$6,132	$6,107	$6,100	$6,018
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(304)	(304)	(304)	(299)	(299)
REIT preferred stock	—	—	—	—	(50)

Tier 1 common	$5,490	$5,442	$5,417	$5,415	$5,283

Total risk-weighted assets(4)	$53,239	$53,035	$51,120	$49,690	$48,687
Tier 1 common risk-based capital ratio(4)	10.31%	10.26%	10.60%	10.90%	10.85%
Other capital data:
Tier 1 leverage ratio(4)	9.83	10.01	10.32	10.67	10.85
Tier 1 risk-based capital ratio(4)	11.61	11.56	11.95	12.28	12.36
Total risk-based capital ratio(4)	13.72	13.67	14.13	14.57	14.67
Tangible common equity / risk-weighted assets ratio(4)	9.99	9.99	10.22	10.46	10.38
Other data:
Number of employees (Average full-time equivalent)	11,946	12,000	11,848	11,765	12,080
Number of domestic full-service branches(3)	753	730	727	711	731

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes Regional Banking and The Huntington Private Client Group offices.
(4)	September 30, 2014, figures are estimated and are presented on a basel 1 basis.

Huntington Bancshares Incorporated

Consolidated Year To Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2014	2013	Amount	Percent
Assets
Interest bearing deposits in banks	$85	$70	$15	21%
Loans held for sale	306	588	(282)	(48)
Available-for-sale and other securities:
Taxable	6,615	6,574	41	1
Tax-exempt	1,344	568	776	137

Total available-for-sale and other securities	7,959	7,142	817	11
Trading account securities	45	82	(37)	(45)
Held-to-maturity securities—taxable	3,671	1,857	1,814	98

Total securities	11,675	9,081	2,594	29

Loans and leases:(1)
Commercial:
Commercial and industrial	18,161	17,007	1,154	7
Commercial real estate:
Construction	697	583	114	20
Commercial	4,274	4,488	(214)	(5)

Commercial real estate	4,971	5,071	(100)	(2)

Total commercial	23,132	22,078	1,054	5

Consumer:
Automobile	7,387	5,402	1,985	37
Home equity	8,376	8,299	77	1
Residential mortgage	5,579	5,154	425	8
Other consumer	389	451	(62)	(14)

Total consumer	21,731	19,306	2,425	13

Total loans and leases	44,863	41,384	3,479	8
Allowance for loan and lease losses	(641)	(745)	104	(14)

Net loans and leases	44,222	40,639	3,583	9

Total earning assets	56,929	51,123	5,806	11

Cash and due from banks	888	930	(42)	(5)
Intangible assets	570	562	8	1
All other assets	3,934	3,974	(40)	(1)

Total assets	$61,680	$55,844	$5,836	10%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$13,586	$12,714	$872	7%
Demand deposits—interest-bearing	5,878	5,888	(10)	—

Total demand deposits	19,464	18,602	862	5
Money market deposits	17,753	15,287	2,466	16
Savings and other domestic deposits	5,025	5,068	(43)	(1)
Core certificates of deposit	3,403	4,761	(1,358)	(29)

Total core deposits	45,645	43,718	1,927	4
Other domestic deposits of $250,000 or more	256	317	(61)	(19)
Brokered deposits and negotiable CDs	2,040	1,676	364	22
Deposits in foreign offices	339	344	(5)	(1)

Total deposits	48,280	46,055	2,225	5
Short-term borrowings	972	724	248	34
Federal Home Loan Bank advances	1,992	663	1,329	200
Subordinated notes and other long-term debt	3,163	1,467	1,696	116

Total interest-bearing liabilities	40,821	36,195	4,626	13

All other liabilities	1,038	1,068	(30)	(3)
Shareholders’ equity	6,235	5,867	368	6

Total liabilities and shareholders’ equity	$61,680	$55,844	$5,836	10%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	YTD Interest Income /Expense
	Nine Months Ended September 30,
(dollar amounts in thousands)	2014	2013
Assets
Interest bearing deposits in banks	$53	$94
Loans held for sale	9,162	15,319
Securities:
Available-for-sale and other securities:
Taxable	123,549	114,004
Tax-exempt	30,844	16,967

Total available-for-sale and other securities	154,393	130,971
Trading account securities	293	275
Held-to-maturity securities—taxable	67,711	31,835

Total securities	222,397	163,081
Loans and leases:
Commercial:
Commercial and industrial	481,954	484,045
Commercial real estate:
Construction	22,380	17,524
Commercial	125,403	138,717

Commercial real estate	147,783	156,241

Total commercial	629,737	640,286

Consumer:
Automobile	191,482	161,389
Home equity	257,105	257,375
Residential mortgage	158,082	149,376
Other consumer	20,847	23,037

Total consumer	627,516	591,177

Total loans and leases	1,257,253	1,231,463

Total earning assets	$1,488,865	$1,409,957

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—
Demand deposits—interest-bearing	1,684	1,894

Total demand deposits	1,684	1,894
Money market deposits	31,895	27,534
Savings and other domestic deposits	6,688	10,367
Core certificates of deposit	21,234	40,214

Total core deposits	61,501	80,009
Other domestic deposits of $250,000 or more	816	1,171
Brokered deposits and negotiable CDs	3,600	7,715
Deposits in foreign offices	327	386

Total deposits	66,244	89,281
Short-term borrowings	712	571
Federal Home Loan Bank advances	2,056	771
Subordinated notes and other long-term debt	35,936	26,231

Total interest-bearing liabilities	104,948	116,854

Net interest income	$1,383,917	$1,293,103

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 19 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin—Yield

(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2014	2013
Assets
Interest bearing deposits in banks	0.08%	0.18%
Loans held for sale	3.99	3.47
Securities:
Available-for-sale and other securities:
Taxable	2.49	2.31
Tax-exempt	3.06	3.98

Total available-for-sale and other securities	2.59	2.45
Trading account securities	0.87	0.45
Held-to-maturity securities—taxable	2.46	2.29

Total securities	2.54	2.39

Loans and leases:(3)
Commercial:
Commercial and industrial	3.50	3.75
Commercial real estate:
Construction	4.24	3.96
Commercial	3.87	4.08

Commercial real estate	3.92	4.06

Total commercial	3.59	3.82

Consumer:
Automobile	3.47	3.99
Home equity	4.10	4.15
Residential mortgage	3.78	3.86
Other consumer	7.16	6.82

Total consumer	3.86	4.09

Total loans and leases	3.72	3.95

Total earning assets	3.50%	3.69%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%
Demand deposits—interest-bearing	0.04	0.04

Total demand deposit	0.01	0.01
Money market deposits	0.24	0.24
Savings and other domestic deposits	0.18	0.27
Core certificates of deposit	0.83	1.13

Total core deposits	0.26	0.35
Other domestic deposits of $250,000 or more	0.43	0.49
Brokered deposits and negotiable CDs	0.24	0.62
Deposits in foreign offices	0.13	0.15

Total deposits	0.26	0.36
Short-term borrowings	0.10	0.11
Federal Home Loan Bank advances	0.14	0.15
Subordinated notes and other long-term debt	1.51	2.39

Total interest bearing liabilities	0.34	0.43

Net interest rate spread	3.15	3.26
Impact of noninterest-bearing funds on margin	0.10	0.12

Net interest margin	3.25%	3.38%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30, (2)
Fully-taxable equivalent basis(1)	2014	2013
Commercial loans(2)(3)	3.36%	3.54%
Impact of commercial loan derivatives	0.23	0.28

Total commercial—as reported	3.59%	3.82%

Average 30 day LIBOR	0.15%	0.19%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 19 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated

Selected Year To Date Income Statement Data(1)

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands, except per share amounts)	2014	2013	Amount	Percentage
Interest income	$1,468,837	$1,390,813	$78,024	6%
Interest expense	104,948	116,854	(11,906)	(10)

Net interest income	1,363,889	1,273,959	89,930	7
Provision for credit losses	78,495	65,714	12,781	19

Net interest income after provision for credit losses	1,285,394	1,208,245	77,149	6

Service charges on deposit accounts	206,333	201,810	4,523	2
Mortgage banking income	70,857	102,528	(31,671)	(31)
Trust services	87,191	92,296	(5,105)	(6)
Electronic banking	77,408	68,340	9,068	13
Insurance income	49,221	53,708	(4,487)	(8)
Brokerage income	52,227	54,473	(2,246)	(4)
Bank owned life insurance income	42,060	42,603	(543)	(1)
Capital markets fees	29,940	32,888	(2,948)	(9)
Gain on sale of loans	15,683	11,027	4,656	42
Securities gains (losses)	17,658	(821)	18,479	N.R.
Other income	97,323	103,452	(6,129)	(6)

Total noninterest income	745,901	762,304	(16,403)	(2)

Personnel costs	785,486	752,083	33,403	4
Outside data processing and other services	158,901	148,476	10,425	7
Net occupancy	96,511	93,361	3,150	3
Equipment	87,682	78,018	9,664	12
Marketing	38,094	37,481	613	2
Deposit and other insurance expense	35,945	40,105	(4,160)	(10)
Amortization of intangibles	28,624	31,044	(2,420)	(8)
Professional services	43,890	29,020	14,870	51
Other expense	123,942	102,406	21,536	21

Total noninterest expense	1,399,075	1,311,994	87,081	7

Income before income taxes	632,220	658,555	(26,335)	(4)
Provision for income taxes	163,442	175,445	(12,003)	(7)

Net income	$468,778	$483,110	$(14,332)	(3)%

Dividends on preferred shares	23,891	23,904	(13)	—

Net income applicable to common shares	$444,887	$459,206	$(14,319)	(3)%

Average common shares—basic	820,884	835,410	(14,526)	(2)
Average common shares—diluted	833,927	844,524	(10,597)	(1)
Per common share
Net income—basic	$0.54	$0.55	$(0.01)	(2)%
Net income—diluted	0.53	0.54	(0.01)	(2)
Cash dividends declared	0.15	0.14	0.01	7
Revenue—fully taxable equivalent (FTE)
Net interest income	$1,363,889	$1,273,959	$89,930	7%
FTE adjustment(2)	20,028	19,144	884	5

Net interest income	1,383,917	1,293,103	90,814	7
Noninterest income	745,901	762,304	(16,403)	(2)

Total revenue	$2,129,818	$2,055,407	$74,411	4%

N.R.—Not relevant, as denominator of calculation is a loss in prior period compared with income in the current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Year To Date Mortgage Banking Income

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2014	2013	Amount		Percent
Mortgage banking income
Origination and secondary marketing	$44,332	$70,815		$(26,483)	(37)%
Servicing fees	32,598	33,007		(409)	(1)
Amortization of capitalized servicing	(18,052)	(22,684)		4,632	(20)
Other mortgage banking income	11,822	12,809		(987)	(8)

Subtotal	70,700	93,947		(23,247)	(25)
MSR valuation adjustment(1)	(3,654)	32,098		N.R.	N.R.
Net trading gains (losses) related to MSR hedging	3,811	(23,517)		N.R.	N.R.

Total mortgage banking income	$70,857	$102,528		$(31,671)	(31)%

Mortgage originations (in millions)	$2,636	$3,577		$(941)	(26)%
Capitalized mortgage servicing rights(2)	161,900	158,776		3,124	2
Total mortgages serviced for others (in millions)(2)	15,593	15,231		362	2
MSR % of investor servicing portfolio	1.04%	1.04%		—%	—

Net impact of MSR hedging
MSR valuation adjustment(1)	$(3,654)	$32,098	$	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	3,811	(23,517)		N.R.	N.R.

Net gain (loss) on MSR hedging	$157	$8,581		$(8,424)	(98)%

N.R.—Not relevant, as denominator of calculation is a gain/loss in prior period compared with a loss/gain in the current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year To Date Credit Reserves Analysis

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2014	2013
Allowance for loan and lease losses, beginning of period	$647,870	$769,075
Loan and lease losses	(190,349)	(232,632)
Recoveries of loans previously charged off	88,697	90,413

Net loan and lease losses	(101,652)	(142,219)

Provision for loan and lease losses	85,945	39,508
Allowance of assets sold or transferred to loans held for sale	(1,127)	(334)

Allowance for loan and lease losses, end of period	$631,036	$666,030

Allowance for unfunded loan commitments and letters of credit, beginning of period	$62,899	$40,651
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(7,450)	26,206

Allowance for unfunded loan commitments and letters of credit, end of period	$55,449	$66,857

Total allowance for credit losses	$686,485	$732,887

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.35%	1.57%
Nonaccrual loans and leases (NALs)	194	200
Nonperforming assets (NPAs)	173	178
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.47%	1.72%
Nonaccrual loans and leases (NALs)	211	220
Nonperforming assets (NPAs)	188	196

Huntington Bancshares Incorporated

Year To Date Net Charge-Off Analysis

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2014	2013
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$31,790	$6,564
Commercial real estate:
Construction	2,918	6,446
Commercial	(12,103)	21,278

Commercial real estate	(9,185)	27,724

Total commercial	22,605	34,288

Consumer:
Automobile	11,544	6,779
Home equity	30,626	61,812
Residential mortgage	16,693	19,557
Other consumer	20,184	19,783

Total consumer	79,047	107,931

Total net charge-offs	$101,652	$142,219

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.23%	0.05%
Commercial real estate:
Construction	0.56	1.47
Commercial	(0.38)	0.63

Commercial real estate	(0.25)	0.73

Total commercial	0.13	0.21

Automobile	0.21	0.17
Home equity	0.49	0.99
Residential mortgage	0.40	0.51
Other consumer	6.91	5.84

Total consumer	0.48	0.75

Net charge-offs as a % of average loans	0.30%	0.46%

Huntington Bancshares Incorporated

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	September 30,
(dollar amounts in thousands)	2014	2013
Nonaccrual loans and leases (NALs):
Commercial and industrial	$90,265	$68,034
Commercial real estate	59,812	80,295
Automobile	4,834	5,972
Residential mortgage	98,139	116,260
Home equity	72,715	62,545

Total nonaccrual loans and leases	325,765	333,106
Other real estate, net:
Residential	30,661	16,610
Commercial	5,609	12,544

Total other real estate, net	36,270	29,154
Other NPAs (1)	2,440	12,000

Total nonperforming assets	$364,475	$374,260

Nonaccrual loans and leases as a % of total loans and leases	0.70%	0.78%
NPA ratio (2)	0.78	0.88

	Nine Months Ended September 30,
(dollar amounts in thousands)	2014	2013
Nonperforming assets, beginning of period	$352,160	$445,775
New nonperforming assets	344,239	356,668
Returns to accruing status	(57,217)	(69,745)
Loan and lease losses	(138,629)	(157,388)
Payments	(110,301)	(179,403)
Sales	(25,777)	(21,647)

Nonperforming assets, end of period	$364,475	$374,260

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	September 30,
(dollar amounts in thousands)	2014	2013
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$7,458	$19,217
Commercial real estate	26,285	44,026
Automobile	4,827	3,599
Residential mortgage (excluding loans guaranteed by the U.S. Government)	33,331	13,978
Home equity	14,809	13,044
Other consumer	638	1,102

Total, excl. loans guaranteed by the U.S. Government	87,348	94,966
Add: loans guaranteed by U.S. Government	54,778	81,770

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$142,126	$176,736

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.22%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11%	0.20%
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.30%	0.42%
Accruing troubled debt restructured loans:
Commercial and industrial	$83,026	$85,687
Commercial real estate	186,542	204,597
Automobile	31,480	30,981
Home equity	229,500	153,591
Residential mortgage	271,762	300,809
Other consumer	3,313	959

Total accruing troubled debt restructured loans	$805,623	$776,624

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$19,110	$8,643
Commercial real estate	27,980	22,695
Automobile	4,817	5,972
Home equity	25,149	11,434
Residential mortgage	72,729	77,525
Other consumer	74	—

Total nonaccruing troubled debt restructured loans	$149,859	$126,269